N / E / W / S R / E / L / E / A / S / E

July 26, 2016

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES RECORD SECOND QUARTER 2016 RESULTS

First Merchants Corporation (NASDAQ - FRME) reported record second quarter 2016 net income of $20 million, an increase of 11.3 percent, compared to $18 million during the second quarter of 2015. Earnings per share for the period totaled a record $.49 per share, an increase of $.02 per share, or 4.3 percent, over the same period in 2015. Year-to-date net income totaled $37.7 million, compared to $34.1 million during the same period in 2015. Earnings per share for the six months ended June 30, 2016 totaled $.92 per share, an increase of $.02 per share, over same period in 2015.

Michael C. Rechin, President and Chief Executive Officer, stated, “First Merchants focused its 2016 plan on proving our progress after completing several major organizational initiatives. Our accomplishments included closing two and integrating three whole bank acquisitions, divesting our insurance business and completing an on-line banking system upgrade. We are pleased our second quarter 2016 earnings produced such strong and clean results without any non-core extraordinary items. The result is a growing company with a 1.17 percent return on assets, a 57.33 percent efficiency ratio, healthy credit metrics, strong and stable margins, record levels of performance and focus on the road ahead.”

Total assets reached a record $6.9 billion as of quarter-end and loans totaled $4.8 billion, compared to $6.1 billion and $4.2 billion, as of June 30, 2015, representing increases of 12.5 and 13.1 percent, respectively. Total deposits reached $5.4 billion as of June 30, 2016, representing a 12.9 percent increase. Tangible common equity also increased to $633 million, or $15.53 per share.

Net-interest income totaled a record $56 million for the quarter and reported net-interest margin, of 3.86 percent, increased by 5 basis points over the second quarter of 2015 total of 3.81 percent. Yields on earning assets totaled 4.30 percent and the cost of supporting liabilities totaled .44 percent. When adjusted for fair value accretion, net-interest margin totaled 3.65 percent for the quarter, equaling the second quarter of 2015.

Non-interest income totaled $16.4 million for the quarter, down $7.7 million from the second quarter of 2015 total of $24.1 million. The gain on the sale of our insurance subsidiary in the second quarter of 2015 totaled $8.3 million and the loss of $1.8 million in commission income related to the business accounted for all of the decline.

Non-interest expense totaled $44.8 million for the quarter, a decrease of $1.1 million from the second quarter of 2015. The second quarter 2016 non-interest expense has no extraordinary items and is indicative of our core run rate.

The Corporation’s provision expense totaled $790,000 during the quarter as net charge offs totaled $690,000. Non-performing loans now total $37.9 million, the allowance for loan losses totaled $62.2 million and our remaining fair value marks totaled $42.3 million. The allowance is 1.29 percent of total loans and 1.56 percent of non-purchased loans.

As of June 30, 2016, the Corporation’s total risk-based capital ratio equaled 14.67 percent, common equity tier 1 capital ratio equaled 11.39 percent, and the tangible common equity ratio totaled 9.52 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Tuesday, July 26, 2016.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's second quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until August 26, 2016. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10087049.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme160726.html during the time of the call. A replay of the web cast will be available until July 26, 2017.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, which also operates as Lafayette Bank & Trust, and First Merchants Private Wealth Advisors which operates as a division of First Merchants Bank.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2016	2015
ASSETS
Cash and cash equivalents	$120,471	$105,928
Interest-bearing time deposits	62,533	26,669
Investment securities	1,297,801	1,212,516
Loans held for sale	18,854	8,295
Loans	4,791,429	4,238,205
Less: Allowance for loan losses	(62,186)	(62,550)
Net loans	4,729,243	4,175,655
Premises and equipment	95,170	84,841
Federal Reserve and Federal Home Loan Bank stock	18,096	34,630
Interest receivable	23,351	19,880
Core deposit intangibles and goodwill	260,821	220,196
Cash surrender value of life insurance	201,417	170,813
Other real estate owned	13,219	19,242
Tax asset, deferred and receivable	32,547	39,622
Other assets	32,895	22,021
TOTAL ASSETS	$6,906,418	$6,140,308
LIABILITIES
Deposits:
Noninterest-bearing	$1,253,747	$1,122,688
Interest-bearing	4,153,807	3,666,889
Total Deposits	5,407,554	4,789,577
Borrowings:
Federal funds purchased	20,000	40,748
Securities sold under repurchase agreements	140,777	137,240
Federal Home Loan Bank advances	268,579	247,687
Subordinated debentures and term loans	127,678	126,882
Total Borrowings	557,034	552,557
Interest payable	3,051	3,211
Other liabilities	51,229	45,008
Total Liabilities	6,018,868	5,390,353
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 40,772,896 and 37,824,649 shares	5,097	4,728
Additional paid-in capital	505,725	432,294
Retained earnings	369,568	319,298
Accumulated other comprehensive income (loss)	7,035	(6,490)
Total Stockholders' Equity	887,550	749,955
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,906,418	$6,140,308

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2016	2015	2016	2015
INTEREST INCOME
Loans receivable:
Taxable	$52,099	$45,320	$102,588	$88,871
Tax-exempt	1,465	736	2,780	984
Investment securities:
Taxable	4,202	4,425	8,530	9,148
Tax-exempt	4,583	4,231	9,092	8,066
Deposits with financial institutions	122	31	228	68
Federal Reserve and Federal Home Loan Bank stock	233	459	713	1,009
Total Interest Income	62,704	55,202	123,931	108,146
INTEREST EXPENSE
Deposits	4,039	3,686	8,102	7,202
Federal funds purchased	7	19	35	42
Securities sold under repurchase agreements	92	90	192	168
Federal Home Loan Bank advances	818	706	1,614	1,397
Subordinated debentures and term loans	1,786	1,670	3,571	3,330
Total Interest Expense	6,742	6,171	13,514	12,139
NET INTEREST INCOME	55,962	49,031	110,417	96,007
Provision for loan losses	790	417	1,340	417
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	55,172	48,614	109,077	95,590
OTHER INCOME
Service charges on deposit accounts	4,416	4,090	8,561	7,638
Fiduciary activities	2,376	2,309	4,870	4,816
Other customer fees	4,695	4,602	9,754	8,269
Commission income		1,815		4,143
Earnings on cash surrender value of life insurance	1,297	640	2,773	1,387
Net gains and fees on sales of loans	1,717	1,781	3,177	3,270
Net realized gains (losses) on sales of available for sale securities	706	(93)	1,703	932
Gain on sale of insurance subsidiary		8,265		8,265
Other income	1,178	697	1,384	785
Total Other Income	16,385	24,106	32,222	39,505
OTHER EXPENSES
Salaries and employee benefits	25,570	26,434	52,907	50,975
Net occupancy	4,059	3,503	8,081	7,293
Equipment	3,243	2,840	6,481	5,406
Marketing	851	951	1,588	1,731
Outside data processing fees	2,025	1,768	4,094	3,485
Printing and office supplies	369	303	733	667
Core deposit amortization	977	729	1,955	1,450
FDIC assessments	1,002	895	1,952	1,758
Other real estate owned and foreclosure expenses	915	845	1,666	1,241
Professional and other outside services	1,478	3,134	3,640	4,625
Other expenses	4,346	4,494	8,213	7,634
Total Other Expenses	44,835	45,896	91,310	86,265
INCOME BEFORE INCOME TAX	26,722	26,824	49,989	48,830
Income tax expense	6,716	8,856	12,290	14,690
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$20,006	$17,968	$37,699	$34,140
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.50	$0.47	$0.93	$0.90
Diluted Net Income Available to Common Stockholders	$0.49	$0.47	$0.92	$0.90
Cash Dividends Paid	$0.14	$0.11	$0.25	$0.19
Average Diluted Shares Outstanding (in thousands)	40,969	38,043	40,941	38,022

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
NET CHARGE OFF'S	$690	$668	$1,607	$1,831

AVERAGE BALANCES:
Total Assets	$6,857,839	$6,060,477	$6,800,577	$5,941,437
Total Loans	4,739,079	4,151,860	4,704,323	4,044,931
Total Earning Assets	6,131,438	5,432,080	6,075,878	5,319,158
Total Deposits	5,440,148	4,797,086	5,368,719	4,701,642
Total Stockholders' Equity	876,116	746,181	868,884	740,378

FINANCIAL RATIOS:
Return on Average Assets	1.17%	1.19%	1.11%	1.15%
Return on Average Stockholders' Equity	9.13	9.63	8.68	9.22
Return on Average Common Stockholders' Equity	9.14	9.63	8.68	9.22
Average Earning Assets to Average Assets	89.41	89.63	89.34	89.53
Allowance for Loan Losses as % of Total Loans	1.29	1.47	1.29	1.47
Net Charge Off's as % of Average Loans (Annualized)	0.06	0.06	0.07	0.09
Average Stockholders' Equity to Average Assets	12.78	12.31	12.78	12.46
Tax Equivalent Yield on Earning Assets	4.30	4.26	4.29	4.25
Cost of Supporting Liabilities	0.44	0.45	0.44	0.46
Net Interest Margin (FTE) on Earning Assets	3.86	3.81	3.85	3.79
Tangible Common Book Value Per Share	$15.53	$14.15	$15.53	$14.15

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Non-Accrual Loans	$33,565	$36,719	$31,389	$32,597	$37,713
Renegotiated Loans	4,299	1,015	1,923	3,823	885
Non-Performing Loans (NPL)	37,864	37,734	33,312	36,420	38,598
Other Real Estate Owned	13,219	15,626	17,257	14,809	19,242
Non-Performing Assets (NPA)	51,083	53,360	50,569	51,229	57,840
90+ Days Delinquent	362	963	907	1,947	632
NPAs & 90 Day Delinquent	$51,445	$54,323	$51,476	$53,176	$58,472

Loan Loss Reserve	$62,186	$62,086	$62,453	$62,861	$62,550
Quarterly Net Charge-off's	690	917	408	(311)	668
NPAs / Actual Assets %	0.74%	0.78%	0.75%	0.83%	0.94%
NPAs & 90 Day / Actual Assets %	0.74%	0.80%	0.76%	0.86%	0.95%
NPAs / Actual Loans and OREO %	1.06%	1.13%	1.07%	1.18%	1.36%
Loan Loss Reserves / Actual Loans (%)	1.29%	1.32%	1.33%	1.45%	1.47%
Net Charge Off's as % of Average Loans (Annualized)	0.06%	0.08%	0.04%	(0.03)%	0.06%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
ASSETS
Cash and cash equivalents	$120,471	$85,738	$102,170	$84,677	$105,928
Interest-bearing time deposits	62,533	77,453	32,315	27,111	26,669
Investment securities	1,297,801	1,270,777	1,276,999	1,208,793	1,212,516
Loans held for sale	18,854	3,628	9,894	1,943	8,295
Loans	4,791,429	4,709,907	4,693,822	4,321,715	4,238,205
Less: Allowance for loan losses	(62,186)	(62,086)	(62,453)	(62,861)	(62,550)
Net loans	4,729,243	4,647,821	4,631,369	4,258,854	4,175,655
Premises and equipment	95,170	96,494	97,648	83,457	84,841
Federal Reserve and Federal Home Loan Bank stock	18,096	37,553	37,633	34,498	34,630
Interest receivable	23,351	22,836	24,415	22,048	19,880
Core deposit intangibles and goodwill	260,821	261,799	259,764	219,503	220,196
Cash surrender value of life insurance	201,417	200,549	200,539	171,530	170,813
Other real estate owned	13,219	15,626	17,257	14,809	19,242
Tax asset, deferred and receivable	32,547	47,982	46,977	38,339	39,622
Other assets	32,895	30,283	24,023	24,235	22,021
TOTAL ASSETS	$6,906,418	$6,798,539	$6,761,003	$6,189,797	$6,140,308
LIABILITIES
Deposits:
Noninterest-bearing	$1,253,747	$1,282,462	$1,266,027	$1,110,905	$1,122,688
Interest-bearing	4,153,807	4,028,608	4,023,620	3,703,684	3,666,889
Total Deposits	5,407,554	5,311,070	5,289,647	4,814,589	4,789,577
Borrowings:
Federal funds purchased	20,000	602	49,721	52,896	40,748
Securities sold under repurchase agreements	140,777	150,134	155,325	153,822	137,240
Federal Home Loan Bank advances	268,579	263,588	235,652	237,856	247,687
Subordinated debentures and term loans	127,678	127,523	127,846	121,936	126,882
Total Borrowings	557,034	541,847	568,544	566,510	552,557
Interest payable	3,051	3,910	3,092	3,710	3,211
Other liabilities	51,229	74,449	49,211	38,004	45,008
Total Liabilities	6,018,868	5,931,276	5,910,494	5,422,813	5,390,353
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	5,097	5,094	5,083	4,734	4,728
Additional paid-in capital	505,725	504,661	504,530	433,577	432,294
Retained earnings	369,568	355,317	342,133	332,162	319,298
Accumulated other comprehensive income (loss)	7,035	2,066	(1,362)	(3,614)	(6,490)
Total Stockholders' Equity	887,550	867,263	850,509	766,984	749,955
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,906,418	$6,798,539	$6,761,003	$6,189,797	$6,140,308

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
INTEREST INCOME
Loans receivable:
Taxable	$52,099	$50,489	$45,897	$46,037	$45,320
Tax-exempt	1,465	1,315	1,285	1,190	736
Investment securities:
Taxable	4,202	4,328	4,363	4,374	4,425
Tax-exempt	4,583	4,509	4,444	4,412	4,231
Deposits with financial institutions	122	106	67	25	31
Federal Reserve and Federal Home Loan Bank stock	233	480	458	500	459
Total Interest Income	62,704	61,227	56,514	56,538	55,202
INTEREST EXPENSE
Deposits	4,039	4,063	3,938	3,715	3,686
Federal funds purchased	7	28	5	27	19
Securities sold under repurchase agreements	92	100	104	96	90
Federal Home Loan Bank advances	818	796	728	711	706
Subordinated debentures and term loans	1,786	1,785	1,665	1,666	1,670
Total Interest Expense	6,742	6,772	6,440	6,215	6,171
NET INTEREST INCOME	55,962	54,455	50,074	50,323	49,031
Provision for loan losses	790	550			417
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	55,172	53,905	50,074	50,323	48,614
OTHER INCOME
Service charges on deposit accounts	4,416	4,145	4,118	4,445	4,090
Fiduciary activities	2,376	2,494	2,138	2,242	2,309
Other customer fees	4,695	5,059	4,534	4,156	4,602
Commission income				4	1,815
Earnings on cash surrender value of life insurance	1,297	1,476	822	710	640
Net gains and fees on sales of loans	1,717	1,460	1,308	1,905	1,781
Net realized gains (losses) on sales of available for sale securities	706	997	623	1,115	(93)
Gain on sale of insurance subsidiary					8,265
Other income	1,178	206	488	1,755	697
Total Other Income	16,385	15,837	14,031	16,332	24,106
OTHER EXPENSES
Salaries and employee benefits	25,570	27,337	25,796	25,137	26,434
Net occupancy	4,059	4,022	3,649	3,726	3,503
Equipment	3,243	3,238	2,683	2,698	2,840
Marketing	851	737	915	847	951
Outside data processing fees	2,025	2,069	1,632	1,992	1,768
Printing and office supplies	369	364	343	343	303
Core deposit amortization	977	978	692	693	729
FDIC assessments	1,002	950	939	958	895
Other real estate owned and foreclosure expenses	915	751	1,040	1,675	845
Professional and other outside services	1,478	2,162	3,544	1,686	3,134
Other expenses	4,346	3,867	4,277	3,276	4,494
Total Other Expenses	44,835	46,475	45,510	43,031	45,896
INCOME BEFORE INCOME TAX	26,722	23,267	18,595	23,624	26,824
Income tax expense	6,716	5,574	4,418	6,557	8,856
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$20,006	$17,693	$14,177	$17,067	$17,968

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.50	$0.43	$0.37	$0.46	$0.47
Diluted Net Income Available to Common Stockholders	$0.49	$0.43	$0.37	$0.45	$0.47
Cash Dividends Paid	$0.14	$0.11	$0.11	$0.11	$0.11
Average Diluted Shares Outstanding (in thousands)	40,969	40,917	38,191	38,118	38,043
FINANCIAL RATIOS:
Return on Average Assets	1.17%	1.05%	0.90%	1.11%	1.19%
Return on Average Stockholders' Equity	9.13	8.21	7.32	8.99	9.63
Return on Average Common Stockholders' Equity	9.14	8.21	7.32	8.99	9.63
Average Earning Assets to Average Assets	89.41	89.28	90.11	89.99	89.63
Allowance for Loan Losses as % of Total Loans	1.29	1.32	1.33	1.45	1.47
Net Charge Off's as % of Average Loans (Annualized)	0.06	0.08	0.04	(0.03)	0.06
Average Stockholders' Equity to Average Assets	12.78	12.78	12.29	12.34	12.31
Tax Equivalent Yield on Earning Assets	4.30	4.28	4.20	4.30	4.26
Cost of Supporting Liabilities	0.44	0.45	0.45	0.45	0.45
Net Interest Margin (FTE) on Earning Assets	3.86	3.83	3.75	3.85	3.81
Tangible Common Book Value Per Share	$15.53	$15.02	$14.68	$14.59	$14.15

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Commercial and industrial loans	$1,084,890	$1,060,559	$1,057,075	$999,195	$984,223
Agricultural production financing and other loans to farmers	95,131	92,137	97,711	91,354	93,695
Real estate loans:
Construction	352,980	391,621	366,704	298,250	256,082
Commercial and farmland	1,869,703	1,806,395	1,802,921	1,695,703	1,705,647
Residential	758,870	769,592	786,105	677,767	689,621
Home Equity	374,159	353,946	348,613	318,949	302,403
Individuals' loans for household and other personal expenditures	75,205	73,622	74,717	71,893	62,785
Lease financing receivables, net of unearned income	388	461	588	614	742
Other commercial loans	180,103	161,574	159,388	167,990	143,007
Loans	4,791,429	4,709,907	4,693,822	4,321,715	4,238,205
Allowance for loan losses	(62,186)	(62,086)	(62,453)	(62,861)	(62,550)
NET LOANS	$4,729,243	$4,647,821	$4,631,369	$4,258,854	$4,175,655

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Demand deposits	$2,717,500	$2,590,603	$2,576,283	$2,244,848	$2,211,154
Savings deposits	1,551,210	1,549,304	1,518,722	1,460,244	1,439,255
Certificates and other time deposits of $100,000 or more	301,695	304,559	323,698	286,988	295,159
Other certificates and time deposits	517,720	536,120	556,476	499,286	517,153
Brokered deposits	319,429	330,484	314,468	323,223	326,856
TOTAL DEPOSITS	$5,407,554	$5,311,070	$5,289,647	$4,814,589	$4,789,577

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	June 30, 2016			June 30, 2015
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$99,735	$122	0.49%	$59,979	$31	0.21%
Federal Reserve and Federal Home Loan Bank stock	23,442	233	3.98	39,195	459	4.68
Investment Securities: (1)
Taxable	730,179	4,202	2.30	696,505	4,425	2.54
Tax-Exempt (2)	539,004	7,050	5.23	484,541	6,510	5.37
Total Investment Securities	1,269,183	11,252	3.55	1,181,046	10,935	3.70
Loans held for sale	3,664	96	10.48	6,033	146	9.68
Loans: (3)
Commercial	3,501,919	40,501	4.63	3,193,314	35,660	4.47
Real Estate Mortgage	568,746	6,116	4.30	455,470	4,962	4.36
Installment	470,254	5,386	4.58	396,378	4,552	4.59
Tax-Exempt (2)	194,496	2,254	4.64	100,665	1,132	4.49
Total Loans	4,739,079	54,353	4.59	4,151,860	46,452	4.48
Total Earning Assets	6,131,439	65,960	4.30	5,432,080	57,877	4.26
Net unrealized gain on securities available for sale	10,924			12,575
Allowance for loan losses	(62,235)			(62,881)
Cash and cash equivalents	104,372			97,738
Premises and equipment	96,620			84,359
Other assets	576,719			496,606
Total Assets	$6,857,839			$6,060,477
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,429,191	$637	0.18%	$1,088,896	$283	0.10%
Money market deposits	849,270	502	0.24	853,776	446	0.21
Savings deposits	717,044	149	0.08	612,920	166	0.11
Certificates and other time deposits	1,159,247	2,751	0.95	1,148,463	2,791	0.97
Total Interest-bearing Deposits	4,154,752	4,039	0.39	3,704,055	3,686	0.40
Borrowings	476,852	2,703	2.27	471,467	2,485	2.11
Total Interest-bearing Liabilities	4,631,604	6,742	0.58	4,175,522	6,171	0.59
Noninterest-bearing deposits	1,285,396			1,093,031
Other liabilities	64,723			45,743
Total Liabilities	5,981,723			5,314,296
Stockholders' Equity	876,116			746,181
Total Liabilities and Stockholders' Equity	$6,857,839	6,742	0.44	$6,060,477	6,171	0.45
Net Interest Income		$59,218			$51,706
Net Interest Margin			3.86%			3.81%

(1)  Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed utilizing a 30/360 day basis

(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2016 and 2015. These totals equal $3,256 and $2,675 for the three months ended June 30, 2016 and 2015, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Six Months Ended
	June 30, 2016			June 30, 2015
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$87,722	$228	0.52%	$58,452	$68	0.23%
Federal Reserve and Federal Home Loan Bank stock	30,537	713	4.67	40,267	1,009	5.01
Investment Securities: (1)
Taxable	723,333	8,530	2.36	716,331	9,148	2.55
Tax-Exempt (2)	529,963	13,987	5.28	459,177	12,409	5.40
Total Investment Securities	1,253,296	22,517	3.59	1,175,508	21,557	3.67
Loans held for sale	4,956	218	8.80	5,483	256	9.34
Loans: (3)
Commercial	3,475,684	79,365	4.57	3,117,698	69,830	4.48
Real Estate Mortgage	572,006	12,510	4.37	457,620	9,811	4.29
Installment	463,454	10,495	4.53	395,227	8,975	4.54
Tax-Exempt (2)	188,223	4,277	4.54	68,903	1,513	4.39
Total Loans	4,704,323	106,865	4.54	4,044,931	90,385	4.47
Total Earning Assets	6,075,878	130,323	4.29%	5,319,158	113,019	4.25%
Net unrealized gain on securities available for sale	10,464			13,522
Allowance for loan losses	(62,724)			(63,154)
Cash and cash equivalents	103,143			98,262
Premises and equipment	96,659			81,052
Other assets	577,157			492,597
Total Assets	$6,800,577			$5,941,437
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,364,729	$1,181	0.17%	$1,059,826	$534	0.10%
Money market deposits	857,601	993	0.23	838,852	858	0.20
Savings deposits	703,174	284	0.08	592,449	326	0.11
Certificates and other time deposits	1,172,852	5,644	0.96	1,137,342	5,484	0.96
Total Interest-bearing Deposits	4,098,356	8,102	0.40	3,628,469	7,202	0.40
Borrowings	498,470	5,412	2.17	454,758	4,937	2.17
Total Interest-bearing Liabilities	4,596,826	13,514	0.59	4,083,227	12,139	0.59
Noninterest-bearing deposits	1,270,363			1,073,173
Other liabilities	64,504			44,659
Total Liabilities	5,931,693			5,201,059
Stockholders' Equity	868,884			740,378
Total Liabilities and Stockholders' Equity	$6,800,577	13,514	0.44	$5,941,437	12,139	0.46
Net Interest Income		$116,809			$100,880
Net Interest Margin			3.85%			3.79%

(1)  Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed utilizing a 30/360 day basis

(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2016 and 2015. These totals equal $6,392 and $4,873 for the six months ended June 30, 2016 and 2015, respectively.

(3) Non accruing loans have been included in the average balances.